POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Rebecca Schuster, Greg Price and Eric Bowers, and each of them, as his
true and lawful attorney-in-fact to: 	(1)	execute for and on behalf of the
undersigned, in the undersigned?s capacity as an officer, director, and/or person who holds more than 10% of the outstanding capital stock of Sonos, Inc.
(the ?Company?), any and all Form ID, or Form 3, 4 or 5 reports and any amendments thereto required to be filed by the undersigned in accordance with
Section 16(a) of the Securities Exchange Act of 1934 (the ?Exchange Act?) and
the rules thereunder with respect to transactions in the Company?s securities;
	(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID, or Form
3, 4 or 5 report and any amendments thereto and timely file such report with the U.S. Securities and Exchange Commission and any stock exchange or similar
authority; (3)	act as an account administrator and manage the undersigned?s
Electric Data, Gathering, Analysis and Retrieval (?EDGAR?) account, including:
(i) appointing, removing and replacing account administrators, technical administrators, account users and delegated entities; (ii) maintaining the security of the undersigned EDGAR account, including modification of access codes; (iii) maintaining, modifying and certifying the accuracy of information on the undersigned?s EDGAR account dashboard and (iv) taking any other actions
contemplated by Rule 10 of Regulation S-T; and 	(4)	take any other action of
any type whatsoever in connection with the foregoing which, in the opinion of such attorney in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney in-fact on behalf of the undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney in-fact may approve in his or her discretion. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that no such attorney in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the
Company hereby assuming, any of the undersigned?s responsibilities to comply with Section 16 of the Exchange Act. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form
3, 4 or 5 reports with respect to the undersigned?s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys in-fact.
Attestation of Electronic Signature In accordance with Item 302(b)(2) of
Regulation S-T, the purpose of this document is to confirm that, when I use an electronic signature as permitted by Item 302(b)(1) of Regulation S-T with respect to any registration statement, report or other document filed with the
U.S. Securities and Exchange Commission (the ?SEC?), whether in my capacity as an officer or director of the Company, as an attorney-in-fact, or in my individual capacity, such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that the Company will retain this document and furnish it to the SEC or its staff, upon their request. IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of December, 2025. /s/ Carmine Arabia Name: Carmine Arabia